Investment Portfolioas of March 31, 2024 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 97.6%
Broadline Retail 0.2%
Alibaba Group Holding Ltd. (ADR)	2,889	209,048
Diversified Consumer Services 0.3%
Duolingo, Inc.*	1,293	285,210
Diversified Telecommunication Services 8.0%
Deutsche Telekom AG (Registered)	86,751	2,105,805
Iridium Communications, Inc.	9,776	255,740
Nippon Telegraph & Telephone Corp.	835,100	992,985
Verizon Communications, Inc.	105,992	4,447,424
		7,801,954
Entertainment 22.1%
Live Nation Entertainment, Inc.*	12,037	1,273,154
Netflix, Inc.*	10,879	6,607,143
Nintendo Co., Ltd.	26,300	1,434,877
ROBLOX Corp. “A”*	30,640	1,169,835
Sea Ltd. (ADR)*	19,007	1,020,866
Spotify Technology SA*	4,280	1,129,492
Take-Two Interactive Software, Inc.*	12,579	1,867,856
Universal Music Group NV	40,267	1,211,164
Walt Disney Co.	41,550	5,084,058
Warner Music Group Corp. “A”	25,251	833,788
		21,632,233
Hotels, Restaurants & Leisure 0.6%
DraftKings, Inc. “A”*	7,950	361,010
Entain PLC	20,460	205,917
		566,927
Household Durables 0.6%
Sony Group Corp.	6,900	589,358
Interactive Media & Services 51.0%
Alphabet, Inc. “A”*	75,886	11,453,474
Alphabet, Inc. “C”*	77,721	11,833,799
Baidu, Inc. (ADR)*	6,877	724,010
Match Group, Inc.*	13,878	503,494
Meta Platforms, Inc. “A”	47,627	23,126,719
Pinterest, Inc. “A”*	45,512	1,577,901
Yelp, Inc.*	17,482	688,791
		49,908,188
Media 4.0%
Charter Communications, Inc. “A”*	2,635	765,810
Criteo SA (ADR)*	30,099	1,055,572

New York Times Co. “A”	14,800	639,656
Trade Desk, Inc. “A”*	17,327	1,514,726
		3,975,764
Professional Services 1.7%
RELX PLC	30,193	1,304,821
Wolters Kluwer NV	2,566	401,961
		1,706,782
Software 2.4%
Clear Secure, Inc. “A”	20,491	435,844
Doubleverify Holdings, Inc.*	21,946	771,621
PowerSchool Holdings, Inc. “A”*	42,828	911,808
Zoom Video Communications, Inc. “A”*	3,333	217,878
		2,337,151
Specialized REITs 1.7%
American Tower Corp.	5,518	1,090,302
Crown Castle, Inc.	5,223	552,750
		1,643,052
Wireless Telecommunication Services 5.0%
KDDI Corp.	47,100	1,390,162
Rogers Communications, Inc. “B”	15,078	617,791
T-Mobile U.S., Inc.	17,594	2,871,693
		4,879,646
Total Common Stocks (Cost $55,352,076)		95,535,313

	Principal Amount ($)	Value ($)

Convertible Bonds 0.7%
Interactive Media & Services
Match Group Financeco 3, Inc., 144A, 2.0%, 1/15/2030 (Cost $580,513)	734,000	629,438

	Shares	Value ($)

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (a) (Cost $696,460)	696,460	696,460

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $56,629,049)	99.0	96,861,211
Other Assets and Liabilities, Net	1.0	1,011,565
Net Assets	100.0	97,872,776
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2024	Value ($) at 3/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.26% (a) (b)
—	0 (c)	—	—	—	69	—	—	—
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (a)
4,416,570	1,690,814	5,410,924	—	—	26,105	—	696,460	696,460
4,416,570	1,690,814	5,410,924	—	—	26,174	—	696,460	696,460

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$95,535,313	$—	$—	$95,535,313
Convertible Bonds	—	629,438	—	629,438
Short-Term Investments	696,460	—	—	696,460
Total	$96,231,773	$629,438	$—	$96,861,211

(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH1
R-080548-2 (1/25)